UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

LAKEWOOD-AMEDEX BIOTHERAPEUTICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Lakewood-Amedex Biotherapeutics Inc.
c/o ClearTrust, LLC - Transfer Agent
2420 Brunello Trace
Lutz, Florida 33558

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE FOR THE SHAREHOLDER MEETING BEING HELD ON SEPTEMBER 22, 2026

DATE: **September 22, 2026**
TIME: **10:00 a.m. Eastern Time**
LOCATION: **www.cleartrustonline.com/LABT**

CONTROL NUMBER:

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTING CLOSES SEPTEMBER 21, 2026 AT 11:59 PM

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	EMAIL:	MAIL:
1-813-235-4490	**inbox@cleartrusttransfer.com**	**ClearTrust, LLC 2420 Brunello Trace Lutz, FL 33558**

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE FOLLOWING PROXY MATERIALS ARE BEING MADE AVAILABLE AT: www.cleartrustonline.com/labt

- NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

IF YOU WANT TO RECEIVE A PAPER OR EMAIL COPY OF THE PROXY MATERIALS, INCLUDING THE NOTICE, PROXY STATEMENT, AND FORM OF PROXY, YOU MUST REQUEST ONE. YOU WILL NOT OTHERWISE RECEIVE A PAPER OR EMAIL COPY. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY, PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE SEPTEMBER 8, 2026.

YOU MAY VOTE AT WWW.CLEARTRUSTONLINE.COM/LABT,
BY PHONE AT 1-813-235-4490,
OR AS INDICATED ON ANY PROXY CARD THAT YOU RECEIVE.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1. ELECTION OF DIRECTORS (Proposal 1):

Kelvin Cooper, Ph.D.	Doug Manion, M.D., FRCP
Leonard J. DeRoma	Joseph Tucker, Ph.D.

2. AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 12,500,000 TO 100,000,000 (Proposal 2).

3. AUTHORIZE THE BOARD, IN ITS SOLE AND ABSOLUTE DISCRETION, AND WITHOUT FURTHER ACTION OF THE STOCKHOLDERS, TO FILE A CERTIFICATE OF AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON STOCK AT A RATIO TO BE DETERMINED BY THE BOARD, BUT NOT TO EXCEED A CUMULATIVE RATIO OF ONE-FOR-TWENTY (1:20) (Proposal 3).

4. APPROVAL OF AMENDMENT TO THE LAKEWOOD-AMEDEX INC. 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE TO 400,000 (Proposal 4).

5. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 5).

After careful consideration, the Board of Directors of Lakewood-Amedex Biotherapeutics Inc. recommends that you vote "FOR" all proposals. MORE INFORMATION ABOUT ATTENDING THE MEETING AND VOTING IS CONTAINED IN THE PROXY STATEMENT. PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. INSTRUCTIONS TO ACCESS THE VIRTUAL MEETING CAN BE FOUND ON THE REVERSE SIDE OF THIS NOTICE.

VIRTUAL MEETING INSTRUCTIONS 1. On the day of the meeting, visit cleartrustonline.com/labt 2. Click “Vote + Join Meeting” 3. Enter your 12 - digit Control Number, located on the reverse side of this page. 4. Click “Join Meeting” 5. You will be routed into Zoom and prompted to enter your shareholder account name and email. 6. Click to "Join the Webinar in Progress". You will be prompted to launch Zoom on your computer. Follow prompts to "Launch" or "Allow" Zoom. If you do not wish to launch the Zoom app, you can opt to join the meeting in your web browser by clicking "Join from your browser". 7. Zoom will ask if you would like to use audio from your computer or from your phone. Click on your selection and Zoom will connect you to the meeting. SUPPORT The Shareholder Meeting Help Line will open one hour before the meeting is scheduled to begin and will remain open for the duration of the meeting. Should you need any technical assistance, please feel free to dial into the help line. Call 813 - 308 - 9980 | Access Code 675813 TIPS • It is easiest to access the meeting from a computer or laptop . If you choose to access the meeting from your tablet or smart phone, you may be prompted to download the Zoom app . If you use a computer or laptop, no download is needed . You can simply click “Join from your browser” at the bottom of the screen when prompted . • If you would like to join by phone (audio only) to listen to the meeting (without using a computer), please contact ClearTrust by September 21 , 2026 at 5 P . M . to register your phone number and obtain phone instructions : 813 - 235 - 4490 . • Registered and Beneficial Holders must vote by September 21 , 2026 at 11 : 59 PM . • If you hold shares in a brokerage account, you must pre - register for the meeting by no later than September 21 , 2026 at 5 P . M . by following the instructions located at www . cleartrustonline . com/labt .